UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 1, 2005

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                 1-12351                 41-1849591
(State or other jurisdiction    (Commission             (IRS Employer
       of incorporation)        File number)          Identification No.)


10900 Wayzata Boulevard, Minnetonka, Minnesota             55305
 (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (952) 525-5020

                                 Not Applicable
         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events

On February 1, 2005, Metris Companies Inc. announced that Metris Receivables, Inc., its wholly-owned subsidiary, had defeased the $900 million Series 2002-3 asset-backed securitization from the Metris Master Trust.


Item 9.01  Financial Statements and Exhibits

Metris Companies Inc. Press Release dated February 1, 2005, announcing that Metris Receivables, Inc., its wholly-owned subsidiary, had defeased the $900 million Series 2002-3 asset-backed securitization from the Metris Master Trust.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METRIS COMPANIES INC.


Dated:  February 3, 2005                    By:/s/David D. Wesselink
                                                  David D. Wesselink
                                                  Chairman and CEO



                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Metris Companies Inc. Press Release dated February 1, 2005, announcing that Metris Receivables, Inc., its wholly-owned subsidiary, had defeased the $900 million Series 2002-3 asset-backed securitization from the Metris Master Trust.